EXHIBIT-20.1

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                     REPORT DATE:  4/7/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                        POOL REPORT # 5
REMITTANCE REPORT                                           Page 1 of 6
REPORTING MONTH: March-00

                                        Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------
   Beginning                                                                         Ending           Scheduled
   Principal          Scheduled       Prepaid         Liquidated     Contracts       Principal        Gross            Servicing
   Balance            Principal       Principal       Principal      Repurchased     Balance          Interest         Fee
------------------------------------------------------------------------------------------------------------------------------------
 282,952,153.18     (277,155.47)    (1,285,284.68)   (18,277.24)       0.00        281,371,435.79    2,236,613.92     235,793.46
====================================================================================================================================
   Beginning              Scheduled                            Amount
   Principal              Pass Thru           Liquidation      Available for
   Balance                Interest            Proceeds         Distribution
------------------------------------------------------------------------------
 282,952,153.18          2,000,820.46          11,932.64       3,810,986.71
==============================================================================
                                             Certificate Account
--------------------------------------------------------------------------------------------------------------------
        Beginning                     Deposits                                     Investment          Ending
         Balance           Principal           Interest        Distributions        Interest           Balance
--------------------------------------------------------------------------------------------------------------------
       2,089,292.55      1,579,305.98         2,254,795.34    (4,467,232.26)        6,434.25          1,462,595.86
====================================================================================================================
                          P&I Advances at Distribution Date
--------------------------------------------------------------------------------
      Beginning            Recovered              Current            Ending
       Balance             Advances              Advances           Balance
--------------------------------------------------------------------------------
     468,635.06           (467,248.64)           650,542.89         651,929.31
================================================================================

 OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                    REPORT DATE: 4/7/00
 OAKWOOD ACCEPTANCE CORP. -  SERVICER                       POOL REPORT # 5
 REMITTANCE REPORT
 REPORTING MONTH:  March-00                                 Page 2 of 6

Class B Crossover Test                                                 Test Met?
---------------------------------------------------------------      -----------

(a) Remittance date on or after June 2004                                  N

(b) Average 60 day Delinquency rate <=              5.5%                   Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

               June 2004 -  Nov. 2005               7%                     N
               Dec. 2005 - Nov. 2006                8%                     N
               Dec. 2006 - May 2008                 9.5%                   N
               June 2008 and After                  10.5%                  N


(e) Current realized loss ratio <=                  3.00%                  Y

(f) Does subordinated cert. percentage equal or
     exceed                                         42.888%
     of stated scheduled pool balance

               Beginning M balances                      29,824,000.00

               Beginning B balances                      30,411,000.00

               Overcollateralization                      9,888,487.33
                                                     ------------------
                                                         70,123,487.33
               Divided by beginning pool
               balance                                  282,952,153.18
                                                     ------------------
                                                               24.783%     N
                                                     ==================
  Average 60 day delinquency ratio:

                              Over 60s            Pool Balance        %
                        --------------------------------------------------------
  Current Mo                 4,075,610.49        281,371,435.79      1.45%
  1st Preceding Mo           3,070,558.56        282,952,153.18      1.09%
  2nd Preceding Mo           1,774,385.93        285,158,318.25      0.62%
                                                     Divided by        3
                                                                ----------------
                                                                     1.05%
                                                                ================

  Cumulative loss ratio:

                           Cumulative losses           6,344.60
                                             ------------------
  Divided by Initial Certificate Principal       293,828,355.98     0.002%
                                                                ================

  Current realized loss ratio:

                        Liquidation                   Pool
                               Losses                Balance
                        ---------------------------------------

  Current Mo                 6,344.60          282,952,153.18
  1st Preceding Mo               0.00          285,158,318.25
  2nd Preceding Mo               0.00          287,385,667.33
                  --------------------------------------------
                             6,344.60          285,165,379.59       0.009%

                                                                ================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                      REPORT DATE: 4/7/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                         POOL REPORT # 5
REMITTANCE REPORT                                            Page 3 of 6
REPORTING MONTH: March-00

                                                                       Delinquency Analysis

                                            31 to 59 days            60 to 89 days          90 days and Over      Total Delinq.
              No. of     Principal                 Principal             Principal                Principal               Principal
              Loans      Balance           #       Balance        #      Balance          #       Balance         #       Balance
            ------------------------------------------------------------------------------------------------------------------------
  Non Repos   5,531    280,184,274.97     57     2,366,712.37    32     1,424,138.66     30     1,520,443.23    119    5,311,294.26
      Repos      29      1,187,160.82      1        56,132.22     4       150,542.04     24       980,486.56     29    1,187,160.82
            ------------------------------------------------------------------------------------------------------------------------
      Total   5,560    281,371,435.79     58     2,422,844.59    36     1,574,680.70     54     2,500,929.79    148    6,498,455.08
            ========================================================================================================================

                                                                                                                2.7%           2.31%
                                                                                                                ====================
                       Active Repos                          Repossession Analysis
                                                         Reversal          Current Month
                       Outstanding                     (Redemption)            Repos                  Cumulative Repos
                           Principal                     Principal             Principal                Principal
                  #        Balance           #            Balance      #       Balance         #         Balance
            ------------------------------------------------------------------------------------------------------------
  Non Repos      29      1,187,160.82        0             0.00       21      855,263.84      30      1,205,894.63
      Repos

      Total

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                     REPORT DATE:  4/7/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                        POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH:  March-00                                  Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                 Liquidated                                                         Net
    Account    Customer          Principal       Sales     Insur.       Total     Repossession  Liquidation    Unrecov.
    Number       Name             Balance       Proceeds   Refunds     Proceeds     Expenses      Proceeds     Advances      FHA Ins
------------------------------------------------------------------------------------------------------------------------------------
    2057354 JIMMY D SIZEMORE     18,277.24     18,400.00    796.02    19,196.02    6,027.00      13,169.02      1,236.38      0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                ----------------------------------------------------------------------------------------------------
                                 18,277.24     18,400.00    796.02    19,196.02    6,027.00      13,169.02      1,236.38      0.00
                                ====================================================================================================
                                              Net               Current
    Account    Customer                     Pass Thru          Period Net        Cumulative
    Number       Name                       Proceeds          Gain/(Loss)    Gain/(Loss)
------------------------------------------------------------------------------------------------------------
    2057354 JIMMY D SIZEMORE              11,932.64        (6,344.60)
                                               0.00             0.00

                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                               --------------------------------------
                                          11,932.64        (6,344.60)         (6,344.60)
                               =========================================================

                                                                                 #DIV/0!
                                                                     ===================

 OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                     REPORT DATE: 4/7/00
 OAKWOOD ACCEPTANCE CORP. -  SERVICER                        POOL REPORT # 5
 REMITTANCE REPORT
 REPORTING MONTH:  March-00                                  Page 5 of 6

 CERTIFICATE PRINCIPAL ANALYSIS

 PRINCIPAL

                                                             Beginning           Beginning
 Senior                             Original Certificate    Certificate     Principal Shortfall  Current Principal       Current
 Certificates                             Balance             Balance           Carry-Over               Due          Principal Paid
 A-1                                    224,778,000.00     212,828,665.85           0.00            1,580,717.39      1,580,717.39
                                    ------------------------------------------------------------------------------------------------
 Total Certificate Principal Bal.       224,778,000.00     212,828,665.85           0.00            1,580,717.39      1,580,717.39
                                    ================================================================================================
                                                               Accelerated
                                        Ending Principal       Principal              Ending                         Principal Paid
 Senior                                   Shortfall Carry-    Distribution          Certificate                         Per $1,000
 Certificates                                   Over             Amount               Balance       Pool Factor        Denomination
 A-1                                            0.00           265,646.60        210,982,301.86       93.86252%           8.21417
                                    -----------------------------------------------------------
 Total Certificate Principal Bal.               0.00           265,646.60        210,982,301.86
                                    ===========================================================
                                                                             Beginning             Beginning
 Subordinate                                      Original Certificate      Certificate       Principal Shortfall  Current Principal
 Certificates                                           Balance               Balance             Carry-Over               Due
 M-1                                                   18,658,000.00        18,658,000.00              0.00               0.00
 M-1 Outstanding Writedown                                                           0.00

 M-2                                                   11,166,000.00        11,166,000.00              0.00               0.00
 M-2 Outstanding Writedown                                                           0.00

 B-1                                                   13,516,000.00        13,516,000.00              0.00               0.00
 B-1 Outstanding Writedown                                                           0.00

 B-2                                                   16,895,000.00        16,895,000.00              0.00               0.00
 B-2 Outstanding Writedown                                                           0.00

 Excess Asset Principal Balance                         8,815,355.98         9,888,487.33
                                                  ----------------------------------------------------------------------------------
 Total Excluding Writedown Balances                    69,050,355.98        70,123,487.33              0.00               0.00
                                                  ==================================================================================
 All Certificates Excluding Writedown Balances        293,828,355.98       282,952,153.18              0.00       1,580,717.39
                                                  ==================================================================================
                                                                                                                      Accelerated
                                                                             Ending Principal          Current          Principal
 Subordinate                                                Current          Shortfall Carry-         Writedown/      Distribution
 Certificates                                            Principal Paid            Over               (Writeup)          Amount
 M-1                                                         0.00                  0.00                 0.00
 M-1 Outstanding Writedown                                                                              0.00

 M-2                                                         0.00                  0.00                 0.00
 M-2 Outstanding Writedown                                                                              0.00

 B-1                                                         0.00                  0.00                 0.00
 B-1 Outstanding Writedown                                                                              0.00

 B-2                                                         0.00                  0.00                 0.00
 B-2 Outstanding Writedown                                                                              0.00

 Excess Asset Principal Balance                                                                                        (265,646.60)
                                                  ----------------------------------------------------------------------------------
 Total Excluding Writedown Balances                          0.00                  0.00                 0.00           (265,646.60)
                                                  ==================================================================================
 All Certificates Excluding Writedown Balances       1,580,717.39                  0.00                 0.00                  0.00
                                                  ==================================================================================

                                                             Ending                          Principal Paid
 Subordinate                                              Certificate                          Per $1,000
 Certificates                                               Balance         Pool Factor       Denomination
 M-1                                                    18,658,000.00        100.00000%          0.00000
 M-1 Outstanding Writedown                                       0.00

 M-2                                                    11,166,000.00        100.00000%          0.00000
 M-2 Outstanding Writedown                                       0.00

 B-1                                                    13,516,000.00        100.00000%          0.00000
 B-1 Outstanding Writedown                                       0.00

 B-2                                                    16,895,000.00        100.00000%          0.00000
 B-2 Outstanding Writedown                                       0.00

 Excess Asset Principal Balance                         10,154,133.93
                                                  --------------------
 Total Excluding Writedown Balances                     70,389,133.93
                                                  ====================
 All Certificates Excluding Writedown Balances         281,371,435.79
                                                  ====================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                      REPORT DATE: 4/7/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                         POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH   March-00                                   Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                  Current                                  Interest
               Pass     Beginning Carry-                         Carry-Over                   Ending       Paid Per
Senior        Through    Over Priority     Current Priority   Priority Interest              Carry-Over      $1,000     Total Class
Certificates   Rate     Interest Balance   Interest Accrual        Accrual         Paid       Balance    Denomination   Distribution
A-1           7.6080%           0.00        1,349,333.74            0.00       1,349,333.74    0.00        6.00296     3,195,697.73
                      ------------------------------------------------------------------------------               -----------------
Total                           0.00        1,349,333.74            0.00       1,349,333.74    0.00                    3,195,697.73
                      ==============================================================================               =================

                                                                           Current                                 Ending
                     Pass       Beginning Carry-                         Carry-Over                              Carry-Over
Subordinate         Through      Over Priority     Current Priority   Priority Interest  Priority Interest    Priority Interest
Certificates         Rate       Interest Balance   Interest Accured        Accured           Paid               Balance
M-1                 8.2970%             0.00          129,004.52             0.00         129,004.52                0.00
M-2                 8.4000%             0.00           78,162.00             0.00          78,162.00                0.00
B-1                 7.8000%             0.00           87,854.00             0.00          87,854.00                0.00
B-2                 6.0000%             0.00           84,475.00             0.00          84,475.00                0.00
X                               1,073,131.35          271,991.20             0.00               0.00        1,345,122.55
R                                       0.00                0.00             0.00               0.00                0.00
Service Fee         1.0000%             0.00          235,793.46             0.00         235,793.46                0.00
                 -------------------------------------------------------------------------------------------------------------------
Total                           1,073,131.35          887,280.18             0.00         615,288.98        1,345,122.55
                 ===================================================================================================================
All Certificates                1,073,131.35        2,236,613.92             0.00       1,964,622.72        1,345,122.55
                 ===================================================================================================================
                     Beginning                        Current                           Ending        Interest
                     Carry-Over       Current        Carry-Over                       Carry-Over      Paid Per
Subordinate          Writedown       Writedown       Writedown        Writedown        Writedown       $1,000         Total Class
Certificates        Int. Balance   Int. Accrued     Int. Accrued    Interest Paid    Int. Balance   Denomination      Distribution
M-1                   0.00             0.00              0.00           0.00             0.00          6.91417         129,004.52
M-2                   0.00             0.00              0.00           0.00             0.00          7.00000          78,162.00
B-1                   0.00             0.00              0.00           0.00             0.00          6.50000          87,854.00
B-2                   0.00             0.00              0.00           0.00             0.00          5.00000          84,475.00
X                                                                                                                            0.00
R                                                                                                                            0.00
Service Fee                                                                                                            235,793.46
                 -----------------------------------------------------------------------------                 -------------------
Total                 0.00             0.00              0.00           0.00             0.00                          615,288.98
                 =============================================================================                 ===================
All Certificates      0.00             0.00              0.00           0.00             0.00                        3,810,986.71
                 =============================================================================                 ===================

                                                                   Cumulative X Interest Shortfall                   1,345,122.55
                                                                   Cumulative Accelerated Prin. Disb.               (1,338,777.95)
                                                                                                               -------------------
                                                                                                                         6,344.60
                                                                                                               ===================